                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e) (210)
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                           RG GLOBAL LIFESTYLES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

         PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                           RG GLOBAL LIFESTYLES, INC.
                                   30021 Tomas
                        Rancho Santa Margarita, CA 92688
                           (949) 888-9500 - telephone

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 2007

TO OUR SHAREHOLDERS:

You are invited to attend the Annual Meeting of shareholders (the "Meeting") of RG Global Lifestyles, Inc. (together with its subsidiaries, "Company", "RGBL", "we", "us" or "our"), a Nevada corporation, which will be held on Friday, September 14, 2007, at 10:00 A.M. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612 for the following purposes:

1. To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified.

2. To ratify the appointment of McKennon Wilson & Morgan LLP as independent auditor.

3. The authorization of the Company's 2007 Incentive and Nonstatutory Stock Option Plan.

4. To amend the Company's Articles of Incorporation to change (shorten) the Company's name to RG Global.

5. To act upon other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on August 14, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A list of those entitled to vote will be available for inspection for ten days prior to the meeting at our offices.

                                              By Order of the Board of Directors


                                              Grant King
                                              CEO

August 14, 2007
Rancho Santa Margarita, California

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                           RG GLOBAL LIFESTYLES, INC.
                                   30021 Tomas
                        Rancho Santa Margarita, CA 92668


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 14, 2007

GENERAL

An annual report, filed on form 10-KSB, for the fiscal year ended March 31, 2007 is enclosed with this Proxy Statement.

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of RGBL in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders to be held at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612 on September 14, 2007 and at any and all adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. The Company shall mail this Proxy Statement to its shareholders approximately on August 15, 2006.

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

VOTING SECURITIES

Only shareholders of record as of the close of business on August 14, 2007 (the "Record Date") will be entitled to vote at the meeting and any adjournment thereof. As of the Record Date, there were approximately 27,317,092 shares of common stock of the Company, issued and outstanding and entitled to vote. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The enclosed proxy card reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

VOTING OF PROXIES

All valid proxies received prior to the meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

REQUIRED VOTE

Representation at the meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by properly executed proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under the California Corporations Code, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, not later than 120 days before the Company releases its Proxy Statement to shareholders. Proposals postmarked after March 31, 2008 shall be considered untimely; provided however, should the Board of Directors elect to postpone the date of the annual meeting the deadline for shareholder proposals shall proportionately be extended. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

         COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to RG Global Lifestyles, Inc., 30021 Tomas, Rancho Santa Margarita, CA 92679, Attention Board of Directors.

The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of five (5) authorized directors. A total of five (5) directors will be elected at the Meeting to serve until the next annual shareholder meeting. The nominees for election are Mr. Juzer Jangbarwala, Mr. Grant King, Mr. David Koontz, Mr. Joseph Murray and Mr. Steve Ritchie. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

                        NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

GRANT KING, 55, CHIEF EXECUTIVE OFFICER. Mr. King has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok, Thailand since 1990. From September 1996 to September 2000 Mr. King served as President of various wholly owned subsidiaries of the Company's predecessor, L.L. Knickerbocker Co., Inc. between October 2000 and June 2004, Mr. King was managing his own business interests overseas. From 1997 to July 2003, he served for six years as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand.

STEVE RITCHIE, 65, retired Brig. Gen. USA. Gen. Ritchie became an advisory board member to the Company in August 2005 and subsequently became a Director in October 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General.

JOSEPH MURRAY, 36, FORMER VP OPERATIONS. Mr. Murray is currently owner and COO of a Nationwide Asset Management Company which buys and distributes foreclosed assets at wholesale prices. Mr, Murray obtained a B.A in Physics and a B.A. in Business Administration from Wesleyan University, Bloomington, IL in 1993 and 1994. Prior to joining the Company, Mr. Murray worked for Northrop Grumman from January 2002 to May 2005 as a mobile technical director; and for Iway, from June 2001 to December 2002 as Vice President of Technology; and Volt from January 2000 to July 2001 as a technical lead and project manager.

JUZER JANGBARWALA, 47, CHAIRMAN AND CHIEF TECHNOLOGY OFFICER. Mr. Jangbarwala in 1989 was founder and CEO of Hydromatix, Inc., a company that was acquired by BOC Edwards in 2002. In 2002, Mr. Jangbarwala founded and became CEO of Catalyx Inc. as a technology incubator. In 2004, he became CEO of Energix Research, Inc., a subsidiary of Catalyx, Inc., as a developer of low cost hydrogen generators. In 2006, Catalyx spun off CFS, and Mr. Jangbarwala serves as its CTO to develop innovative water treatment technologies from the Catalyx portfolio of patents. Mr. Jangbarwala has a B.S. in Chemical Engineering from Lehigh University.

DAVID KOONTZ, 54. Mr. Koontz has been Chief Financial Officer for Wako Logistics Group, Inc. since August, 2005. From July 15, 2003 to August 6, 2005, he was the Chief Financial Officer and Secretary of the O2Diesel, Corp, a publicly traded company on the American Stock Exchange. Mr. Koontz has served as a Director of O2Diesel Corp. since July 15, 2003. From the period January 2000 to September 2002 to Mr. Koontz worked as an independent business consultant, mostly for businesses located in Asia. Mr. Koontz began his business career as a CPA and became a partner with Arthur Andersen & Co. He practiced in the firm's offices in Los Angeles, Hong Kong, Singapore and Tokyo.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                          VOTE IN FAVOR OF EACH NOMINEE

EXECUTIVE OFFICERS

In addition to Mr. King and Mr. Murray whose biographical information is set forth above, during 2006, the other executive officers are William Hitchcock and Louis Knickerbocker (deceased):

WILLIAM C. HITCHCOCK, CHIEF FINANCIAL OFFICER, holds an LLM in taxation and international studies from New York University, and a J.D. degree from the University of California at Davis. Mr. Hitchcock served as a director of Amerikal International Holdings from February 2004 to July 2004, when it merged with the Company's predecessor. From July 1999 to the present he has owned and operated a full service tax preparation and tax representation business under the name Bottom Line Financial, LLC. In addition, he has served as a director of Al Barker Insurance since September1999.

LOUIS L. KNICKERBOCKER (DECEASED), OUR FORMER CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD. Mr. Knickerbocker served as Chairman of the Board and Chief Executive Officer of the Company's predecessors, International Beauty Supply, Ltd. and L.L. Knickerbocker Co., Inc. L.L. Knickerbocker Co., Inc. completed Chapter 11 Debtor in Possession reorganization with the US Bankruptcy Court, Central District of California in 2001. From 2001 to 2002 Mr. Knickerbocker served as Chief Financial Officer of American Bankers. From 2002 to the present Mr. Knickerbocker has served as Chief Executive Officer of Pinnacle International. Mr. Knickerbocker was a graduate of Santa Monica College.

FAMILY RELATIONSHIPS

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

For the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ADVERSE PROCEEDINGS

There exists no material proceeding to which any director or officer is a party adverse to the Company small business issuer or has a material interest adverse to the Company.

CODE OF ETHICS

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at WWW.RGGLIFE.COM.

AUDIT COMMITTEE FINANCIAL EXPERT

The Company's Board of Directors currently has one member - independent Director David Koontz - serving on its Audit Committee. The Board has determined that Mr. Koontz qualifies as its audit committee financial expert for purposes of the SEC rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the current common stock ownership of (i) each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock based upon approximately 27,317,092 shares outstanding as of July 13, 2007, (ii) each officer and director of the Company individually, and (iii) all officers and directors of the Company as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and/or warrants held by that person that are currently exercisable, as appropriate, or will become exercisable within sixty (60) days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial. The address of each owner who is an officer or director is in care of the Company at 30021 Tomas, Rancho Santa Margarita California 92688.

-----------------------------------------------------------------------------------------------------------
TITLE OF                                                                    NUMBER OF        PERCENT OF
CLASS       NAME OF BENEFICIAL OWNER                                         SHARES             CLASS
-----------------------------------------------------------------------------------------------------------
Common      Estate of Louis Knickerbocker, former CEO and Chairman          7,667,995 (1)       26.4%
Common      Joseph Murray, Director, former VP Operations                   3,909,501 (2)       14.1%
Common      Budy Hartono                                                    2,887,466           10.7%
Common      Grant King, CEO and Director                                    1,079,105 (3)       3.9%
Common      William Hitchcock, CFO                                          1,047,118 (4)       3.8%
Common      Juzer Jangbarwala, CTO and Chairman                               583,333 (5)       2.1%
Common      Steve Ritchie, Director                                           133,000 (6)         *
Common      David Koontz, Director                                                  0             0

-----------------------------------------------------------------------------------------------------------
             All officers and directors as a group (6 persons)
-----------------------------------------------------------------------------------------------------------

(1) Mr. Knickerbocker passed away on April 24, 2007 and therefore vesting of his stock options ceased on that date. This figure includes 2,169,079 shares issuable to the estate of Mr. Knickerbocker pursuant to options and warrants to purchase shares of our common stock.
(2) Mr. Murray resigned from his position as VP Operations on April 30, 2007 and therefore vesting of his stock options ceased on that date. This figure includes 754,130 shares issuable to Mr. Murray pursuant to options and warrants to purchase shares of our common stock.
(3) Includes 996,000 shares issuable to Mr. King pursuant to options to purchase shares of our common stock within 60 days of July 13, 2007.
(4) Includes 563,118 shares issuable to Mr. Hitchcock pursuant to options to purchase shares of our common stock within 60 days of July 13, 2007.
(5) Includes 270,833 shares issuable to Mr. Jangbarwala pursuant to options to purchase shares of our common stock within 60 days of July 13, 2007.
(6) Includes 133,000 shares issuable to Mr. Ritchie pursuant to options to purchase shares of our common stock within 60 days of July 13, 2007.

*Less than 1%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended March 31, 2007, the Company had the following related party transactions.

Rental Agreement
----------------

The Company had entered into a month-to-month rental agreement with Pinnacle International, Inc., a California corporation which was wholly owned by Louis Knickerbocker (deceased), former Company CEO and Director. The agreement was for 3,000 square feet of office space located at 30021 Tomas, Suite 200, Rancho Santa Margarita, California 92688 and office support services at a fair market rate of $6,000 per month.

Private Stock Offering - Conversion of Matured Notes to Stock
-------------------------------------------------------------

In November 2006, in consideration for Company noteholders (all note-holders were offered an opportunity to participate in the Private Stock Offering - including non-related party noteholders) agreeing to cancel the outstanding principal and interest due under their matured promissory notes issued in connection with a Note and Warrant financing, the Company offered the noteholders restricted common stock at $0.20 per share in a private offering.

Pursuant to the terms of this Private Stock Offering and the cancellation of the notes, the Company issued then related parties Louis Knickerbocker 1,018,082 shares of common stock and Joseph Murray 2,783,196 shares of common stock.

CFS Agreement
-------------

On January 26, 2007, a Technology Transfer Agreement between the Company and Catalyx Fluid Solutions, Inc. ("CFS") became effective. CFS is an entity 50% owned by Juzer Jangbarwala, the Company's CTO and Chairman beginning on the date of effectiveness - January 26, 2007. Pursuant to the terms of this agreement, CFS was prepaid $200,000 against future royalty payments by the Company for revenues earned by license of the purchased CFS Technology, and will be paid $0.01 per barrel royalty on revenue received from lease or sublicense transactions in Wyoming, and a 5% royalty on the sale price of the equipment based on the technology in Wyoming.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended March 31, 2007 were untimely:

     o   Will Hitchcock Form 4, filed 8/17/06 was due 5/5/06.
     o   Louis Knickerbocker Form 4, filed 8/17/06, was due 5/5/06.
     o   Joseph Murray Form 3, filed 8/31/06, was due 5/5/06.
     o   Grant King Form 4, filed 1/17/07, was due 1/16/07.
     o   Joseph Murray Form 4, filed 1/18/07, was due 1/16/07.
     o   Juzer Jangbarwala Form 3, filed 4/12/07, was due 1/30/07
     o   William Hitchcock Form 4 filed 4/17/07, was due 12/28/06
     o   Joseph Murray Form 4 filed 4/17/07, was due 12/28/06
     o   Louis Knickerbocker Form 4 filed 4/17/07, was due 12/28/06
     o   Grant King Form 4 filed 4/17/07, was due 12/28/06
     o   Juzer Jangbarwala Form 4, filed 7/2/07, was due 6/20/07
     o Louis Knickerbocker Form 4 for the exercise of 118,421 stock options on January 12, 2007 was not filed.
     o Louis Knickerbocker Form 4 for the understood sale of 100,000 shares in a private transaction in January 2007 was not filed.
     o Steve Ritchie Form 4 for the acquisition of a stock option grant on December 26, 2006, was not filed.
---------------------------------------------

COMPENSATION OF OFFICERS AND DIRECTORS

                                                       SUMMARY COMPENSATION TABLE

                                                                                                Change in
                                                                                                 Pension
                                                                                  Non-Equity    Value and
                                                                                  Incentive    Nonqualified
                                                             Stock     Option        Plan        Deferred     All Other
                                           Salary    Bonus   Awards    Awards    Compensation  Compensation  Compensation
Name and Principal Position      Year        ($)      ($)     ($)        ($)         ($)        Earnings ($)     ($)       Total ($)
------------------------------- --------  ---------  ------  ------  ----------- ------------- ------------- ------------  ---------
Louis Knickerbocker             2006/07   $ 160,000                  $ 4,610,768                                          $4,770,768
CEO and Chairman                2005/06   $      --                            0                                                   0

Grant King                      2006/07   $  67,500       0       0  $ 2,296,875                                          $2,364,375
President Aquair Asia           2005/06   $      --                            0                                                   0
  and Director

Joseph Murray                   2006/07   $  87,500                  $ 1,297,730                                          $1,385,230
VP Operations and Director      2005/06   $  40,000                            0                                             $40,000

William Hitchcock               2006/07   $  85,500       0       0  $ 1,162,274                                          $1,247,774
Chief Financial Officer         2005/06   $  36,000                            0                                             $36,000

Juzer Jangbarwala               2006/07   $  24,000       0       0  $ 1,255,548                                          $1,279,548
Chief Technology Officer
  and Director

------------------------------------------------------------------------------------------------------------------------------------


                                   OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

                                                    Option Awards
                          ----------------------------------------------------------------
                                                        Equity
                                                      Incentive
                          Number of     Number of    Plan Awards:
                          Securities   Securities      Number of
                          Underlying   Underlying     Securities
                          Unexercised  Unexercised    Underlying    Option
                           Options       Options      Unexercised  Exercise      Option
                              (#)           (#)        Unearned     Price      Expiration
      Name                Exercisable  Unexercisable  Options (#)     ($)         Date
------------------------- -----------  -------------  -----------  ---------   -----------

Louis Knickerbocker         1,570,000      2,338,000                    0.28      5/3/2011
                              250,500      1,753,500                    0.69    12/26/2011

Grant King                    166,000      1,162,000                     0.2      5/3/2011
                              124,500        871,500                     0.4    12/26/2011

Joseph Murray                  84,000        588,000                     0.2      5/3/2011
                               90,000        630,000                     0.4    12/26/2011

William Hitchcock             170,000        588,000                     0.2      5/3/2011
                               63,000        441,000                     0.4    12/26/2011

Juzer Jangbarwala             187,500      1,312,500                     0.2     1/26/2012
                               62,500        437,500                     0.4     1/26/2012

------------------------------------------------------------------------------------------


                                       Market
                          Number of   Value of    Equity Incentive    Equity Incentive Plan
                            Shares      Shares       Plan Awards:       Awards: Market or
                           or Units    or Units   Number of Unearned     Payout Value of
                           of Stock    of Stock    Shares, Units or   Unearned Shares, Units
                          That Have   That Have   Other Rights That    or Other Rights That
                          Not Vested  Not Vested   Have Not Vested       Have Not Vested
       Name                  (#)         ($)             (#)                   ($)
------------------------- ----------  ----------  ------------------  ----------------------
Louis Knickerbocker

Grant King

Joseph Murray



William Hitchcock

Juzer Jangbarwala
---------------------------------------------------------------------------------------------


                                            DIRECTOR COMPENSATION

----------------------------------------------------------------------------------------------------------------
                                                                             Change in
                                                                              Pension
                                                                             Value and
                                                                            Nonqualified
                          Fees Earned                        Non-Equity       Deferred
                              or          Stock   Option   Incentive Plan   Compensation   All Other
                         Paid in Cash     Awards  Awards    Compensation      Earnings    Compensation    Total
      Name                    ($)          ($)      ($)         ($)              ($)          ($)          ($)
-----------------------  ---------------  ------  -------  ---------------  ------------  -------------  -------
Louis Knickerbocker                                                                                            0
Grant King                                                                                                     0
Juzer Jangbarwala                                                                                              0
Steve Ritchie                                     $62,710                                                $62,710
Joseph Murray                                                                                                  0
----------------------------------------------------------------------------------------------------------------


                                 PROPOSAL NO. 2

   RATIFICATION OF BOARD OF DIRECTORS' SELECTION OF MCKENNON, WILSON & MORGAN
       LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR ENDED MARCH 31, 2008

The Board of Directors has appointed the firm of McKennon, Wilson & Morgan LLP as the independent auditor to audit the accountants of the Company and its subsidiary for the year ended March 31, 2008. This firm has audited the accountants and records of the Company and its subsidiary since March 2006. Representatives of McKennon, Wilson & Morgan LLP are invited to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

In the event shareholders fail to ratify the appointment of McKennon, Wilson & Morgan, LLP the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                       VOTE IN FAVOR OF PROPOSAL NUMBER 2

RELEVANT INFORMATION

a. Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the period ended March 31, 2007 and 2006 were approximately $90,000 and $83,500, respectively.

b. Audit-Related Fees: Fees billed for audit-related services were approximately $24,000 and $0 for the fiscal years ended March 31, 2007 and 2006 respectively. These fees were primarily for reviews of quarterly un-audited financial statements.

c. Tax Fees. Fees billed for tax services were approximately $225 and $8,178 for the fiscal years ended March 31, 2007 and 2006 respectively.

d. All Other Fees: Aggregate fees billed for services other than those described above were approximately $10,000 for the fiscal year ended March 31, 2007 for the review of the Company's Form SB-2 and for restatements of the Quarters ended September 30 and December 31, 2006; and $5,000 for the fiscal year ended March 31, 2006 in connection with the accounting in connection with the distribution of Amerikal Neutraceutical Corporation, the Company's former wholly owned subsidiary.

                                   PROPOSAL 3

                2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

This 2007 Incentive and Nonstatutory Stock Option Plan (the "2007 Plan"), attached hereto as Appendix A, is intended to further the growth and financial success of R.G. Global Lifestyles, Inc. (the "Company") by providing additional incentives to selected employees, directors, and consultants to the Company or parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Company (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

The Board of Directors of the Company has unanimously approved and recommends to the shareholders that they approve the proposal to adopt the Company's 2007 Incentive and Nonstatutory Stock Option Plan ("Plan") covering 6,000,000 shares of the Company's Common Stock, which is approximately 20%of the Common Stock currently issued and outstanding. The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the 2007 Plan, as it will provide sufficient shares to enable the Board to utilize stock based incentive compensation for both current and future employees of the Company, directors and other providers of services to the Company.

The proposed 2007 Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                           VOTE IN FAVOR OF PROPOSAL 3

At July 13, 2007 the closing market price of the Company's shares was $1.07

                               SUMMARY OF THE PLAN

The following is a summary of the provisions of the Plan.

Administration
--------------

The Plan shall be administered by the Board of Directors of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended.

Eligibility
-----------

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

The Plan authorizes the granting of both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986 ("ISO"), and non-statutory stock options ("NQO") to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Plan. The Plan also authorizes the granting of NQO's to non-employee Directors and others performing services to the Company.

Any ISO granted to a person who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant. ISOs granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant. NQOs shall have an Option Price determined by the Board as of the date of grant.

No option granted pursuant to the Plan is transferable otherwise than by will or the laws of descent and distribution. If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $100,000.

Any Option granted to an Employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five
(5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Federal Income Tax Consequences
-------------------------------

The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the options sold or otherwise disposed of within two
(2) years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two (2) years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

An optionee does not realize taxable income upon the grant of an NQO. In general, the holder of a NQO realizes ordinary income in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to an expense deduction at the same time and in a corresponding amount.

The following options have been issued and are outstanding pursuant to the 2007 Plan as of July 13, 2007:

------------------------------------- ----------------- -------------- --------- ------------------- ----------------
Name and Position                     Date of Grant     No. of         Exercise  Vesting             Expiration
                                                        Options        Price
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Louis Knickerbocker (deceased),       Dec. 26, 2006     250,500 (1)    $0.69     Monthly over two    Dec. 26, 2011
former CEO and Chairman                                                          years from date
                                                                                 of grant.



                                       10




                                                                                 Vesting ended on
                                                                                 April 24, 2007 -
                                                                                 date of Mr.
                                                                                 Knickerbocker's
                                                                                 passing away.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------
William C. Hitchcock, CFO             Dec. 26, 2006     504,000        $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------
Grant King, CEO and Director          Dec. 26, 2006     996,000        $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Juzer Jangbarwala, CTO and Chairman   Jan. 23, 2007     500,000        $0.40     Monthly over two    Jan. 23, 2012
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Joseph Murray, Director and former    Dec. 26, 2006     120,000 (2)    $0.40     Monthly over two    Dec. 26, 2011
VP Operations                                                                    years from date
                                                                                 of grant.

                                                                                 Vesting ended on
                                                                                 April 30, 2007 -
                                                                                 date of Mr.
                                                                                 Murray's
                                                                                 resignation as
                                                                                 VP Operations.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Steve Ritchie, Director               Dec. 26, 2006     100,000        $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Christen Currie, employee             Dec. 26, 2006     100,000        $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Scott Olson, consultant               Dec. 26, 2006     100,800        $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Michael Kruger, consultant            Dec. 26, 2006     120,000        $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------



                                       11


------------------------------------- ----------------- -------------- --------- ------------------- ----------------
Mark King, consultant                 Dec. 26, 2006     60,000         $0.40     Monthly over two    Dec. 26, 2011
                                                                                 years from date
                                                                                 of grant.
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Officers and Directors as a Group                       2,470,500
------------------------------------- ----------------- -------------- --------- ------------------- ----------------

Total                                                   2,851,300
------------------------------------- ----------------- -------------- --------- ------------------- ----------------


Terminated/Cancelled Stock Options:

(1) Mr. Knickerbocker was originally issued 2,004,000 option shares pursuant to the 2007 Plan. As of April 24, 2007, the date of his passing, he had vested 250,500 of these option shares; the remainder were cancelled. His estate has until the options' expiration date to exercise these option shares.

(2) Mr. Murray was originally issued 720,000 option shares pursuant to the 2007 Plan. As of April 30, 2007, the date of his resignation as VP Operations, he had vested 120,000 of these option shares; the remainder were cancelled. According to the terms of the 2007 Plan, he had thirty (30) days from the date of resignation to exercise these 120,000 option shares. While he did not exercise such option shares in that period, and has not since, the Company has granted him an extension to exercise such option shares.

(3) Taylor Mossman. Ms. Mossman, a consultant, was originally granted 50,000 stock options on December 26, 2006 with an exercise price of $0.40. As of March 31, 2007, the date of her resignation as a consultant, she had vested 6,250 of these option shares. According to the terms of the 2007 Plan, she had thirty
(30) days from the date of resignation to exercise these 6,250 option shares. She failed to do so and such options were cancelled.

                                   PROPOSAL 4

   AMENDMENT TO THE COMPANY'S AMENDED ARTICLES OF INCORPORATION TO CHANGE THE
                               NAME OF THE COMPANY

The Board of Directors proposes that the shareholders of the Company approve an amendment to the Company's Amended Articles of Incorporation to change the Company's name from "R.G. Global Lifestyles, Inc." to "RG Global, Inc." The Board of Directors believes that the name "RG Global, Inc." more accurately reflects the nature of the Company's business today and is easier to identify, remember and use.

The vote required to approve the proposal to amend the Company's Amended Articles of Incorporation to change the Company's name is a majority of the common stock outstanding and entitled to vote on the matter. The name change will become effective upon filing of the amendment with the Secretary of California, which the Company intends to make in October 2007.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                           VOTE IN FAVOR OF PROPOSAL 4

                                  OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Scott Olson, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

                                              By Order of the Board of Directors

                                              Grant King
                                              CEO

Rancho Santa Margarita, California
August 14, 2007

                                   APPENDIX A



                          R.G. GLOBAL LIFESTYLES, INC.

                2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1. Purpose
   -------

         This Incentive and Nonstatutory Stock Option Plan (the "Plan") is intended to further the growth and financial success of R.G. Global Lifestyles, Inc. (the "Corporation") by providing additional incentives to selected employees, directors, and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Corporation. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Corporation (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

2. Administration
   --------------

         The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

         Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to option holders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

3. Eligibility
   -----------

         The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Corporation or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

         (a) INCENTIVE STOCK OPTIONS. Incentive Stock Options may only be issued to employees of the Corporation or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Corporation. Payment of a director fee shall not be sufficient to constitute employment by the Corporation. Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3. An optionee may hold more than one Option.

         The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of three hundred thousand dollars ($100,000). Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

         (b) NONSTATUTORY OPTION. The provisions of the foregoing Section 3(a) shall not apply to any option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4. Stock
   -----

   The stock subject to Options shall be the shares of the Corporation's authorized but unissued or reacquired Common Stock (the "Stock").

         (a) NUMBER OF SHARES. Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed six million (6,000,000) shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining un-purchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

         (b) RESERVATION OF SHARES. The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5. Terms and Conditions of Options
   -------------------------------

   Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

         (a) NUMBER OF SHARES: Each Option shall state the number of shares to which it pertains.

         (b) OPTION PRICE: Each Option shall state the Option Price, which shall be determined as follows:

             (i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Corporation, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

             (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

             (iii) Nonstatutory Options granted to a person shall have an Option Price determined by the Board as of the date of grant.

         For the purposes of this paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

         (c) MEDIUM AND TIME OF PAYMENT: To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check,
(ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Optionee for more than six (6) months, (iii) by the Optionee's promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, (iv) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise"), (v) with any combination of (i) and (iv), or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

The number of shares of Common Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:

                  X =    Y (A-B)
                         ------
                           A

Where:

         X = the number of shares of Common Stock to be issued to the Holder in respect of a Cashless Exercise

         Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled in connection with such Cashless Exercise (at the date of such calculation)

         A = the Fair Market Value (as defined below) of one share of the Corporation's Common Stock (at the date of such calculation)

         B = Option Exercise Price (as adjusted to the date of such calculation).

         (d) TERM AND EXERCISE OF OPTIONS: Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than five
(5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five (5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

         Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

         (e) TERMINATION OF STATUS AS EMPLOYEE, DIRECTOR, OR CONSULTANT: If Optionee's status as an employee, director, or consultant shall terminate for any reason other than Optionee's death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time within thirty (30) days after such termination (or in the event Optionee's termination was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code) this 30-day period shall be extended to six (6) months) or the remaining term of the Option, whichever is the lesser; provided, however, that with respect to Nonstatutory Options, the Board may specify such longer period, not to exceed six (6) months, for exercise following termination as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employee of an Optionee with or without cause.

         (f) DEATH OF OPTIONEE: If an Optionee dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Optionee's Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee's death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

         (g) NONTRANSFERABILITY OF OPTION: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

         (h) RECAPITALIZATION: Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

         Subject to any required action by the stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing thirty (30) days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Paragraph 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

         In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

         The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

         (i) RIGHTS AS A STOCKHOLDER: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

         (j) MODIFICATION, ACCELERATION, EXTENSION, AND RENEWAL OF OPTIONS:
Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

         Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

         (k) INVESTMENT INTENT: Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and
(ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

         (l) EXERCISE BEFORE EXERCISE DATE: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Optionee's employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

         (m) OTHER PROVISIONS: The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6. Availability of Information
   ---------------------------

   During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

7. Effectiveness of Plan; Expiration
   ---------------------------------

   Subject to approval by the stockholders of the Corporation, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on March 31, 2011, but such expiration shall not affect the validity of outstanding Options.

8. Amendment and Termination of the Plan
   -------------------------------------

   The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Corporation, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9. Indemnification of Board
   ------------------------

   In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

10. Application of Funds
    --------------------

   The proceeds received by the Corporation from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11. No Obligation to Exercise Option
    ---------------------------------

   The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12. Notices
    -------

   All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

13. Securities Law and Other Restrictions.
    --------------------------------------

   Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Corporation will not be required to issue any shares of Common Stock under this Plan, and an Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act of 1933 and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Corporation may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Corporation in order to comply with such securities law or other restrictions.

                                    * * * * *

         The foregoing 2007 Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on December 26, 2007, subject to shareholder ratification within twelve months.



                                          /s/ Louis L. Knickerbocker
                                          --------------------------------------
                                          Louis L. Knickerbocker, Chairman & CEO

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           RG GLOBAL LIFESTYLES, INC.


The undersigned hereby appoints Scott Olson as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on September 14, 2007 at 10:00 a.m. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612, or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

                              Election of Directors

The nominees for the Board of Directors are:

Grant King                         Juzer Jangbarwala               Joseph Murray

David Koontz                       Steve Ritchie

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME ON THE SPACES PROVIDED BELOW:

___________________________________

___________________________________

___________________________________

___________________________________


The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1. To elect five (5) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

     |_|  FOR          |_|  AGAINST         |_|  ABSTAINS       |_|   WITHHOLDS

2. To ratify the appointment of McKennon, Wilson & Morgan LLP as the independent auditor of the Company.

     |_|  FOR          |_|  AGAINST         |_|  ABSTAINS       |_|   WITHHOLDS

3.   To ratify the Company's 2007 Incentive and Nonstatutory Stock Option Plan.

     |_|  FOR          |_|  AGAINST         |_|  ABSTAINS       |_|   WITHHOLDS

4. To amend the Company's amended articles of incorporation to change the name of the company.

     |_|  FOR          |_|  AGAINST         |_|  ABSTAINS       |_|   WITHHOLDS

5. TO WITHHOLD THE PROXY'S DISCRETIONARY VOTE ON YOUR BEHALF WITH REGARDS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED FOR A VOTE AT THE MEETING, PLEASE MARK THE BOX BELOW.

     |_|  WITHHOLDS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

Dated: _______________, 2007


________________________________
Signature of Shareholder


________________________________
Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.